USAA                         USAA MUTUAL FUND, INC.
EAGLE                          MONEY MARKET FUND
LOGO                     SUPPLEMENT DATED DECEMBER 5, 2001
                               TO THE PROSPECTUS
                             DATED DECEMBER 1, 2001


The third Q&A on page 8 of the prospectus is replaced with the following:

Q    WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

A While we will endeavor to maintain a constant Fund net asset value of $1 per share; however, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in the highest category for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts have determined that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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